EXHIBIT 10.1

EXECUTION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 dated as of June 29, 2012 (this “Amendment No. 2”) to that certain Credit Agreement referred to below is entered into by and among Dynamics Research Corporation, a Massachusetts corporation (the “Borrower”), the Guarantors, each Lender party hereto, and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

STATEMENT OF PURPOSE

The Borrower is a party to that certain Credit Agreement, dated as of June 30, 2011, by and among the Borrower, each financial institution party thereto as a lender (collectively, the “Lenders” and, each individually, a “Lender”) and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer (as amended by that certain Amendment No. 1, dated September 16, 2011, and as otherwise further amended, restated, supplemented or modified prior to the date hereof, the “Credit Agreement”).

The Borrower now requests that the Credit Agreement be amended in order to grant certain accommodations to and for the benefit of the Borrower, all as more particularly described herein.

Subject to the terms and conditions of this Amendment No. 2, the Administrative Agent and the Lenders party hereto have agreed to grant such requests of the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                      Capitalized Terms.  All capitalized undefined terms used in this Amendment No. 2 (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.  This Amendment No. 2 shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.                      Amendments.  The parties hereto hereby agree that as of the Amendment No. 2 Effective Date (as defined below):

(a)           Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

“ESPP Rescission Offer” means the Borrower’s offer to repurchase from certain of its employees up to 148,644 shares of the Borrower’s common stock which were sold to such employees during the period from July 31, 2007 to May 31, 2011 pursuant to the Borrower’s 2000 Employee Stock Purchase Plan, it being understood and agreed that (a) the total aggregate consideration to be paid by the Borrower in connection with such offer shall not exceed $1,500,000, and (b) such offer shall be made only to individuals who purchased shares of the Borrower’s common stock pursuant to the Borrower’s 2000 Employee Stock Purchase Plan that are not currently registered under one or more applicable securities laws.

(b)           Section 1.01 of the Credit Agreement is hereby amended by deleting clause (g) of the definition of “Indebtedness” and replacing it with the following:

(g)           all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; provided that any such obligations of the Borrower shall not constitute “Indebtedness” hereunder if arising solely from (i) the ESPP Rescission Offer or (ii) any deemed distributions in respect of cashless net exercises of options or warrants to purchase shares of the Borrower’s common stock; and

(c)           Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Restricted Payment” in its entirety and replacing it with the following:

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Borrower’s stockholders, partners or members (or the equivalent Person thereof); provided that no distribution made by the Borrower in connection with the ESPP Rescission Offer shall constitute a “Restricted Payment” hereunder.

(d)           Section 2.05(b)(iv) of the Credit Agreement is hereby amended by deleting the second proviso thereof in its entirety and replacing it with the following:

provided further that (X) so long as no Default has occurred and is continuing, no prepayment shall be required from the Net Cash Proceeds of any sale or issuance of Equity Interests the proceeds of which are used to finance a Permitted Acquisition and (Y) it is understood and acknowledged that no past, present or future sale or issuance of Equity Interests solely as part of a compensation arrangement for employment services in connection with an employee stock purchase plan of the Borrower shall have required or shall require a prepayment under this Section 2.05(b)(iv).

(e)           Section 7.03 of the Credit Agreement is hereby amended by deleting the “and” following subsection (j) thereof, replacing the period at the end of subsection (k) thereof with “; and” and adding the following subsection (l) thereto:

(l)           Secured Cash Management Agreements to the extent incurred in the ordinary course of business and not for speculative purposes.

(f)           Section 7.06(d) of the Credit Agreement is hereby amended by replacing each reference to “2.5 to 1.0” therein with “3.0 to 1.0.”

(g)           Section 7.06 of the Credit Agreement is hereby amended by deleting the “and” following subsection (c) thereof, replacing the period at the end of subsection (d) thereof with “; and” and adding the following subsection (e) thereto:

(e)           the Borrower may make deemed distributions in respect of cashless net exercises of options or warrants to purchase shares of the Borrower’s common stock.

SECTION 3.                      Conditions Precedent to Effectiveness.

(a)           This Amendment No. 2 shall be effective upon the satisfaction of each of the following conditions (the date of such satisfaction, the “Amendment No. 2 Effective Date”):

(i)           Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment No. 2 executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

(ii)           Amendment to Subordinated Note Agreement.  Contemporaneously with the effectiveness of this Amendment No. 2, the Borrower and the Subordinated Noteholders shall have entered into an amendment to the Subordinated Note Agreement (the “Subordinated Debt Amendment”) on terms substantially similar to those of this Amendment No. 2, in form and substance satisfactory to the Administrative Agent.

(iii)           Other Closing Documents.  The Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment No. 2.

(iv)           Payment of Fees and Expenses.  The Borrower shall have paid all out-of-pocket expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) with respect to this Amendment No. 2.

(b)             For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment No. 2 shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment No. 2 Effective Date specifying its objection thereto.

SECTION 4.                      Effect of the Agreement.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Amendment No. 2 shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.  References in the Credit Agreement to “this Amendment No. 2” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

SECTION 5.                      Representations and Warranties.  By its execution hereof, each Loan Party hereby represents and warrants as follows:

(a)           such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment No. 2 and each other document executed in connection herewith to which it is a party in accordance with their respective terms;

(b)           this Amendment No. 2 and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies;

(c)           each representation and warranty contained in the Credit Agreement and the other Loan Documents is true, correct and complete in all material respects as of the Amendment No. 2 Effective Date as if fully set forth herein, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true, correct and complete in all material respects as of such earlier date; provided that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true, correct and complete in all respects as of the applicable date; and

(d)           no Default has occurred and is continuing as of the Amendment No. 2 Effective Date or would result after giving effect to the transactions contemplated by this Amendment No. 2.

SECTION 6.                      Reaffirmation, Ratification and Acknowledgment.  Each Loan Party (a) agrees that the transactions contemplated by this Amendment No. 2 shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Collateral Agreement, the Guaranty, the Subordination Agreement and each other Collateral Document to which it is a party, (b) confirms and reaffirms its obligations under the Collateral Agreement, the Guaranty, the Subordination Agreement and each other Collateral Document to which it is a party and (c) agrees that the Collateral Agreement, the Guaranty, the Subordination Agreement and each other Collateral Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

SECTION 7.                      Miscellaneous.

(a)           Counterparts.  This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

(b)           Governing Law.  This Amendment No. 2, unless otherwise expressly set forth herein, shall be governed by, construed and enforced in accordance with the laws of the State of New York, without reference to the conflicts or choice of law principles thereof.

(c)           Electronic Transmission.  A facsimile, telecopy or other reproduction of this Amendment No. 2 may be executed by one or more parties hereto, and an executed copy of this Amendment No. 2 may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Amendment No. 2 as well as any facsimile, telecopy or other reproduction hereof.

(d)           Entire Agreement. This Amendment No. 2 is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

(e)           Successors and Assigns.  This Amendment No. 2 shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

DYNAMICS RESEARCH CORPORATION,
as Borrower

By:	/s/ Richard A. Covel
Name:	Richard A. Covel
Title:	VP, Secretary and General Counsel

Amendment No. 2
to
Dynamics Research Corporation Credit Agreement

      GUARANTORS:

DRC INTERNATIONAL CORPORATION

By:	/s/ Richard A. Covel
Name:	Richard A. Covel
Title:	Secretary

H.J. FORD ASSOCIATES, INC.

By:	/s/ Richard A. Covel
Name:	Richard A. Covel
Title:	VP and Secretary

KADIX SYSTEMS, LLC

By:	/s/ Richard A. Covel
Name:	Richard A. Covel
Title:	VP, Secretary and Asst. Treasurer

HIGH PERFORMANCE TECHNOLOGIES, INC.

By:	/s/ Richard A. Covel
Name:	Richard A. Covel
Title:	Secretary

Amendment No. 2
to
Dynamics Research Corporation Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Kristine Thennes
Name:	Kristine Thennes
Title:	Vice President

Amendment No. 2
to
Dynamics Research Corporation Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Christopher P. Busconi
Name:	Christopher P. Busconi
Title:	Vice President

Amendment No. 2
to
Dynamics Research Corporation Credit Agreement

BROWN BROTHERS HARRIMAN & CO.,
as a Lender

By:	/s/ J. Edward Hall
Name:	J. Edward Hall
Title:	Managing Director

Amendment No. 2
to
Dynamics Research Corporation Credit Agreement

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By:	/s/ Leslie Grizzard
Name:	Leslie Grizzard
Title:	SVP

Amendment No. 2
to
Dynamics Research Corporation Credit Agreement

SUNTRUST BANK,
as a Lender

By:	/s/ William W. Palmer
Name:	William W. Palmer
Title:	S.V.P.

Amendment No. 2
to
Dynamics Research Corporation Credit Agreement

ARES CREDIT STRATEGIES FUND III, L.P., as a Lender

By:	Ares CSF III Investment Management LLC, its Manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Amendment No. 2
to
Dynamics Research Corporation Credit Agreement